UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION


                       Washington, D. C. 20549


                                 FORM 8-K


                             CURRENT REPORT


  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): 23 November 2004


                        BLACKSTOCKS DEVELOPMENT CORP.
                       ----------------------------
                (Exact name of registrant as specified in its charter)


         Delaware                     000-49914                  03-0459617
     -----------------             -----------------       -------------------
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)                File Number)          Identification No.)



                     120 North Cedar St. | Suite 3809
                             Charlotte, NC 28202
                      ----------------------------------
           (Address of Principal Executive Offices including Zip Code)


                                704-547-7090
                             ------------------
                         (Issuer's Telephone Number)




Item 1. Changes in Control of Registrant.

 None

Item 2. Acquisition or Disposition of Assets

 None

Item 3. Bankruptcy or Receivership

 None


Item 4. Changes in Registrant's Certifying Accountant

The Company engaged Malone & Bailey, PLLC (M&B), as the Company's independent accountants to replace SF Partnership LLP. This action was ratified by the Company's board of directors.

a) SF Partnership LLP audited the Company's financials statements for the fiscal year ended December 31, 2003, and December 31, 2002. During the Company's employment of SF Partnership LLP the Company has had no disagreements with its former accountants, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant's satisfaction, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its report on the financial statements of the Company.

b) The Company requested that SF Partnership LLP furnish it with a letter stating whether it agreed with the above statements and, if not, the respect in which it does not agree. The Company has provided SF Partnership LLP with a copy of the foregoing disclosures giving them the opportunity to respond as an exhibit to this filing.

c) Engagement of New Independent Accountant.
Malone & Bailey, PLLC has been engaged by the Company as its new independent accountant to audit the Company's financial statements and assist in accounting reviews and controls. M&B will conduct reviews of the Company's Quarterly reports including 31 March 2004, 30 June 2004, and 30 September 2004 as well as the Company's annual audits, and audits for planned acquisitions by the Company.


Item 5. Other Events

 None


Item 6. Resignations of Registrant's Directors

None

Item 7. Financial Statements and Exhibits

None


Index to Exhibits


Exhibit 10.24     SF Partnership, LLP letter



Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                BLACKSTOCKS DEVELOPMENT CORP.
                                                 -----------------------------
                                                 (Registrant)


Date:  23 November 2004                                /s/ Alton Perkins
                                                 -----------------------------
                                                 Alton Perkins, Chief Executive
                                                 Officer


Exhibit 10.24     SF Partnership, LLP letter


SF Partnership, LLP
Chartered Accountants

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

November 23, 2004

Dear Sir/Madam:

We have read the second and third paragraphs of item 4 included in the Form 8-K dated November 23, 2004 of Blackstocks Development Corp. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained herein.

Very truly yours,

/s/ SF Partnership , LLP

SF Partnership LLP